Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT
by and among
BRAVO DEVELOPMENT, INC.,
BRAVO DEVELOPMENT HOLDINGS LLC,
and
THE OTHER INVESTORS NAMED HEREIN
Dated as of June 29, 2006

DEFINED TERMS

Additional Party	12
Affiliate	1
Agreement	1
Commission	1
Common Stock	1
Company	1
Damages	9
Demand Registration	5
Demand Registration Request	5
Exchange Act	1
Holdings	1
Holdings Registrable Securities	1
Incidental Registration	3
Inspector	8
Inspectors	8
Investor	1
Investors	1
Management Investors	1
Merger Agreement	1
Notice	3
Person	1
Prospectus	1
Public Offering	2
Records	8
Registrable Securities	2
Registration Expenses	2
Registration Statement	2
Required Holders	2
S-3 Registration	5
S-3 Registration Request	5
Securities Act	2
Securities Holders Agreements	2
Securities Purchase Agreement	2
Special Registration Statement	3
Underwritten Offering	3
Underwritten Registration	3

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REGISTRATION RIGHTS AGREEMENT
          THIS IS A REGISTRATION RIGHTS AGREEMENT, dated as of June 29, 2006 (the “Agreement”), by and among Bravo Development, Inc., an Ohio corporation (the “Company”), Bravo Development Holdings LLC, a Delaware limited liability company (“Holdings”), and the individuals designated as Management Investors on the signature pages hereto (the “Management Investors”). Holdings and each of the Management Investors are sometimes referred to herein individually as an “Investor” and collectively as the “Investors.”
          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:
          1. Definitions.
          As used in this Agreement, the following capitalized terms shall have the following meanings:
          “Affiliate” has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Exchange Act.
          “Commission” means the Securities and Exchange Commission.
          “Common Stock” means the Common Stock, par value $.001 per share, of the Company, as adjusted for any stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.
          “Demand Registration” has the meaning set forth in Section 4(a) of this Agreement.
          “Demand Registration Request” has the meaning set forth in Section 4(a) of this Agreement.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
          “Holdings Registrable Securities” means the Registrable Securities held by Holdings.
          “Merger Agreement” means that certain Agreement and Plan of Merger dated as of June 2, 2006 by and among the Company and the other parties thereto.
          “Person” means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or any other entity of any kind.
          “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
          “Public Offering” means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act (other than a Special Registration Statement) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $50,000,000.
          “Registration Expenses” means the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to this Agreement (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company’s independent public accountants (including the expenses of any special audit and “cold comfort” letters required by or incident to such registration)) other than the costs and expenses of any Investors whose Registrable Securities are to be registered pursuant to this Agreement comprising underwriters’ commissions, brokerage fees, transfer taxes or the fees and expenses of any accountants or other representatives retained by any Investor; provided, however, that the term “Registration Expenses” shall include the fees and expenses of one counsel for the holders of Registrable Securities designated by the holder of a majority of Registrable Securities being registered, or proposed to be registered, in any offering that is the subject of this Agreement.
          “Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
          “Registrable Securities” has the meaning set forth in Section 2 of this Agreement.
          “Required Holders” means, as of any date, the approval, request or consent of the holders of a majority of the Holdings Registrable Securities.
          “Securities Act” means the Securities Act of 1933, as amended from time to time.
          “Securities Holders Agreements” means collectively, that certain Securities Holders Agreement, dated as of the date hereof, among the Company, Holdings, Alton F. Doody, III, John C. Doody and the other Investors named therein and that certain New Investors Securities Holders Agreement, dated as of the date hereof, among the Company and the Investors named therein.
          “Securities Purchase Agreement” means that certain Securities Purchase Agreement dated as of June 2, 2006 by and among the Company and the Management Investors named therein.

          “Special Registration Statement” means a registration statement on Form S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or to security holders of a corporation or other entity being acquired by, or merged with, the Company or used to offer or sell a combination of debt and equity securities of the Company in which (i) not more than 10% of the gross proceeds from such offering is attributable to the equity securities and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.
          “Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.
          2. Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities. As used herein, “Registrable Securities” means the shares of Common Stock issued to the Investors pursuant to the Securities Purchase Agreement or the Merger Agreement and the shares of Common Stock that are hereafter issued to the Investors or their Affiliates; provided, however, that any share of Common Stock shall cease to be a Registrable Security when (a) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Common Stock; (b) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (c) it has otherwise been transferred and a new certificate or other evidence of ownership for such Common Stock not bearing or required to bear a legend as set forth in Section 1.2 of the Securities Holders Agreements (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.
          3. Incidental Registration.
               (a) Right to Include Common Stock. If the Company at any time proposes to register any offer or sale of its Common Stock under the Securities Act (other than on a Special Registration Statement, but expressly including a Demand Registration pursuant to Section 4(a) hereof or an S-3 Registration under Section 4(c) hereof), whether or not for sale for its own account, it will give written notice at least 30 days prior to the date on which a registration statement relating to such offering is proposed to be filed with the Commission (the “Notice”) to all holders of Registrable Securities of its intention to file such a registration statement under the Securities Act and of such holders’ rights under this Section 3. Upon the written request of any such holders of Registrable Securities made within 20 days of the date of the Notice (which request shall specify the intended number of Registrable Securities to be registered and will also specify the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of the offer and sale of all Registrable Securities which the Company has been so requested to register by the holders thereof (an “Incidental Registration”), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities subject to such requests; provided, however, that (i) if, any time after giving written notice of its intention to register the offer and sale of shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company’s Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any offer and sale of Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration undertaken pursuant to this Section 3 shall involve an Underwritten Offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 20 days prior to the effective date of the registration statement filed in connection with such registration, not to register the offer and sale of such holder’s Registrable Securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 5(b), the sale of the securities has not been completed, the Company may withdraw from the registration on a pro rata basis (based on the number of Registrable Securities requested by each holder of Registrable Securities to be subject to such registration) of the offer and sale of the Registrable Securities of which the Company has been requested to register and which have not been sold.
               (b) Priority in Incidental Registrations. If a registration pursuant to Section 3(a) (other than a Demand Registration or S-3 Registration, it being understood the priority for such registrations is set forth in Section 4(d)) involves an Underwritten Offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter or underwriters that may be distributed without materially and adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any, and (ii) second, the Registrable Securities that are requested to be included in such Incidental Registration by the holders of such Registrable Securities. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holder(s) of Registrable Securities pursuant to clause (ii) above, such shares shall be allocated pro rata among the applicable holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein. Notwithstanding the foregoing, if an Incidental Registration is an Underwritten Offering, the managing underwriter or underwriters may select shares of Common Stock for inclusion, or exclude shares in part or completely, in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis, or inclusion of such shares, would be material to the success of the offering.
               (c) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.
               (d) Liability for Delay. The Company shall not be held responsible for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 3 nor for any delay in requesting the effectiveness of such registration statement.

          4. Demand Registration.
               (a) Right to Demand Registration. Subject to Section 4(b) below, the holders of a majority of the Holdings Registrable Securities shall be entitled to make written request (a “Demand Registration Request”) (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holders and the intended method of disposition thereof) to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of the offer and sale of all or part of the Registrable Securities owned by it (a “Demand Registration”).
               (b) Number of Demand Registrations. The holders of a majority of the Holdings Registrable Securities shall be entitled to make up to six Demand Registration Requests under Section 4(a) above provided that no such Demand Registration Request is made within six months of any Incidental Registration or Demand Registration. In any Demand Registration, all Registration Expenses shall be borne by the Company.
               (c) In addition to the rights under paragraph (a) above, upon the written request (a “S-3 Registration Request”) by the holders of a majority of the Holdings Registrable Securities, the Company shall use its best efforts to effect the registration of all of the Registrable Securities held by the holders making a request pursuant to this paragraph (c) (a “S-3 Registration”); provided, however, that the Company shall be obligated to use best efforts to effect a registration requested pursuant to this paragraph (c) only if the Company is then eligible to file the related registration statement on Form S-3 (or any successor form) under the Securities Act. The Company shall pay all Registration Expenses related to each registration requested pursuant to this Section 4(c). If and to the extent that any holder of any Registrable Securities shall have, at the time of delivery of the written request referred to in this paragraph, no present intention of selling or distributing such Registrable Securities, the Company shall be obligated to effect the registration of such Registrable Securities of such holder only if and to the extent, in each case, that such registration is at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned.
               (d) Priority on Demand Registration. If any of the Registrable Securities subject to a Demand Registration or an S-3 Registration are to be sold in a firm commitment Underwritten Offering and the managing underwriter or underwriters of a Demand Registration or a S-3 Registration advise the Company and the holders of such Registrable Securities in writing that in its or their opinion the number of shares of Common Stock proposed to be sold in such Demand Registration or a S-3 Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without materially and adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such managing underwriter can be sold in the following order of priority: (i) first, the Registrable Securities that are requested to be included in such Demand Registration or S-3 Registration (in accordance with the procedures set forth in either Section 3(a) or Section 4(a) above) by any holder of Registrable Securities, and (ii) second, shares of Common Stock to be offered by the Company in such offering. To the extent that shares of Common Stock to be included in the Demand Registration or S-3 Registration must be allocated among the holder(s) of Registrable Securities pursuant to clause (i) above, such shares shall be allocated pro rata among the applicable holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein. Notwithstanding the foregoing, if a Demand Registration or S-3 Registration is an Underwritten Offering, the managing underwriter or underwriters may select shares of Common Stock for inclusion, or exclude shares in part or completely, in such Demand Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis, or inclusion of such shares, would be material to the success of the offering.
               (e) A Demand Registration or S-3 Registration requested pursuant to this Section 4 will not be deemed to have been effected unless it has become effective under the Securities Act; provided, however, that if after a Demand Registration or S-3 Registration has so become effective, the offering of Registrable Securities pursuant to such Demand Registration or S-3 Registration is terminated, suspended or interfered with (so as to prevent the sale of more than 25% of the Registrable Securities requested to be registered thereunder) by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such Demand Registration or S-3 Registration will be deemed not to have been effected.
          5. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement (including pursuant to a Demand Registration Request given under Section 4(a)), the Company will, as expeditiously as reasonably possible:
               (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective and to keep the sellers of Registrable Securities advised in writing of the initiation and progress of proceedings regarding such registration, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 3 or 4 herein at any time prior to the effective date of the registration statement relating thereto (but only to the extent set forth in the proviso contained in Section 3(a));
               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that prior to filing with the Commission any such registration statement, prospectus or amendment or supplement thereto, the Company shall furnish copies thereof to counsel for the sellers of Registrable Securities under such registration statement, which document will be subject to reasonably prompt review by such counsel;
               (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;
               (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to general taxation in any jurisdiction where it is not then so subject;
               (e) immediately notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
               (f) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed or NASDAQ if the Common Stock is then quoted on NASDAQ, if such Registrable Securities are not already so listed or quoted and if such listing is then permitted under the rules of such exchange or NASDAQ, and provide an independent transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
               (g) furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:
          (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

          (ii) a “comfort” letter, dated the effective date of such registration statement (or, if such registration involves an underwritten Public Offering, dated the date of the underwriting agreement and a “bring down” letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities as may reasonably be requested by the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any);
               (h) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (individually, an “Inspector” and collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities (collectively, the “Records”), and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, or Inspector in connection with such registration statement; provided that any Records that are designated by the Company in writing as confidential shall be kept confidential by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission of material fact in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction. Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the Federal securities laws not to trade any securities of the Company on the basis of material non-public information;
               (i) enter into and perform customary agreements (including, if applicable, an underwriting agreement in customary form with customary representations, warranties and indemnities) and provide officers’ certificates and other customary closing documents; and
               (j) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters in the marketing of the Registrable Securities in any Underwritten Offering (including making road show presentations).
          The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company (i) an opinion of counsel for such seller dated the effective date of the registration statement relating to such seller’s Registrable Securities (or, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Company (and the managing underwriter, if any) and (ii) such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.
          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 5, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the supplemented or amended prospectus contemplated by clause (e) of this Section 5, and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company’s notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.
          6. Indemnification.
               (a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder’s officers, directors, employees and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys’ fees, costs or expenses (collectively, the “Damages”), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.
               (b) Indemnification by the Holders of Registrable Securities Which Are Registered. It shall be a condition of the Company’s obligations under this Agreement to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby each such holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.
               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 6 (provided the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations under this Section 6 except to the extent of any damages caused solely by such failure), and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists or may exist between such indemnified and indemnifying parties under applicable standards of professional responsibility, with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists or may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.
               (d) Contribution. If for any reason the indemnification provided for in the preceding Sections 6(a) or 6(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by, and the relative fault of, the indemnified party and the indemnifying party, as well as any other appropriate equitable considerations; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder (whether in respect of indemnification or contribution obligations) be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.
          7. Hold-Back Agreements.
               (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4 agrees, if requested by the managing underwriter or underwriters in an Underwritten Offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and during the 180-day period (in the case of the Company’s initial Public Offering) or 90-day period (in the case of an offering after the initial Public Offering) beginning on the effective date of such Registration Statement, to the extent timely notified of such offering in writing by the Company or the managing underwriter or underwriters.
               (b) Restrictions on Public Sale by the Company and Others. The Company shall (i) not effect any public sale or distribution of any of its Common Stock for its own account during the 10-day period prior to, and during the 180-day period (in the case of the Company’s initial Public Offering) or 90-day period (in the case of an offering after the initial Public Offering) beginning on, the effective date of a Registration Statement filed pursuant to Sections 3 or 4 (except as part of a Special Registration Statement), and (ii) use reasonable efforts to cause each holder of Common Stock purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration, if permitted).

          8. Underwritten Registration.
          If any of the Registrable Securities covered by any Incidental Registration that is not also a Demand Registration or S-3 Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer and underwrite the offering will be selected by the Company. In any Demand Registration or S-3 Registration, such underwriters shall be selected by the holders of a majority of the Registrable Securities being registered.
          Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other customary documents required under the terms of such underwriting arrangements; provided, however, that no holder of Registrable Securities will be required to provide representations and warranties or indemnities or otherwise become subject to liabilities or obligations in any such underwriting agreement that are not customary for investors of its type in such transaction.
          9. Miscellaneous.
               (a) Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) the Required Holders and (iii) in the case of any amendment which materially and adversely affects any Investor differently from any other Investor (other than due to any difference in the number of shares owned by any such Investor), such Investor. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.
               (b) Additional Parties. The Board of Directors of the Company shall be entitled, but not obligated, with the consent of the Required Holders, to allow any purchaser or acquirer of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an “Additional Party”), in which case the equity securities issued or issuable to any such Additional Party shall be deemed to be “Registrable Securities” subject to the terms and conditions hereof and such Additional Party shall be deemed to be a holder of “Registrable Securities” for purposes hereof. Except as set forth in this Section 9(b), the Company will not grant to any other persons any registration rights.
               (c) Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

               (d) Successors and Assigns. The parties to this Agreement intend that this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and any holder from time to time of Registrable Securities. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.
               (e) Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.
               (f) Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax, or reputable courier guaranteeing overnight delivery to the other parties at the following addresses (or at such other address as shall be given in writing by any party to the others):
If to the Company:
Bravo Development, Inc.
777 Goodale Blvd.
Suite 100
Columbus, OH 43212
Attention: President
Fax: (614) 326-7943
with a required copy to:
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Carmen J. Romano, Esq.
Fax: (215) 994-2222
If to Holdings, to:
c/o Bruckmann, Rosser, Sherrill & Co., Inc.
126 East 56th Street, 29th Floor
New York, NY 10022
Attention: Harold O. Rosser, II
Fax: (212) 521-3799

with a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Carmen J. Romano, Esq.
Fax: (215) 994-2222
Bruckmann, Rosser, Sherrill & Co., Inc.
126 East 56th Street, 29th Floor
New York, NY 10022
Attention: Harold O. Rosser, II
Fax: (212) 521-3799
Castle Harlan, Inc.
150 East 58th Street
New York, NY 10155
Attention: David B. Pittaway
Fax: (212) 207-8042
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Attention: Robert Goldstein, Esq.
Fax: (212) 593-5955
          If to any of the Management Investors, to such Management Investor’s address as set forth on the signature pages hereto.
          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when confirmation of transmission is received, if faxed during normal business hours (or if not faxed during normal business hours, on the next succeeding business day); and on the next business day, if timely delivered to a reputable courier guaranteeing overnight delivery.
               (g) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.
               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.
               (i) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

               (j) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.
               (k) Termination. Unless sooner terminated in accordance with its terms, this Agreement shall terminate on the fifteenth anniversary of the date of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive the termination of this Agreement.
               (l) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations hereunder, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.
               (m) Party No Longer Owning Securities. If a party hereto ceases to own any Common Stock, such party will no longer be deemed to be an Investor for purposes of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive any such cessation of ownership.
               (n) Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.
               (o) No Effect on Employment. Nothing herein contained shall confer on any Investor the right to remain in the employ or service of the Company or any of its subsidiaries or Affiliates.
               (p) Attorneys’ Fees. In the event any party hereto commences any action to enforce any rights of such party hereunder, the prevailing party in such action shall be entitled to recover such party’s costs and expenses incurred in such action, including, without limitation, reasonable attorneys’ fees.
               (q) Current Public Information. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, and as long as the Investors shall hold any Registrable Securities, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.
               (r) Entire Agreement. This Agreement sets forth the entire agreement and understandings among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them, it being understood the Investors are also entering into other agreements and instruments on the date hereof, including the Securities Holders Agreements.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BRAVO DEVELOPMENT, INC.
By:	/s/ Alton F. Doody, III
	Name:	Alton F. Doody, III
	Title:	Chief Executive Officer

BRAVO DEVELOPMENT HOLDINGS LLC
By:	/s/ Harold O. Rosser
	Name:	Harold O. Rosser

MANAGEMENT INVESTORS:
/s/ Alton F. Doody, III
Name:	Alton F. Doody, III

/s/ John C. Doody
Name:	John C. Doody

/s/ Phillip S. Yandolino
Name:	Philip S. Yandolino

/s/ Jeff Ramm
Name:	Jeff Ramm

/s/ Jerry Henderson
Name:	Jerry Henderson

/s/ Debbie Ticknor
Name:	Debbie Ticknor

/s/ Brian O’Malley
Name:	Brian O’Malley

/s/ Joseph Isbell
Name:	Joe Isbell

/s/ Matt Harding
Name:	Matt Harding

/s/ Mike Creedon
Name:	Mike Creedon

/s/ Michael Woodburn
Name:	Mike Woodburn

/s/ Nicole Roope
Name:	Nicole Fessler Roope

/s/ David Whisler
Name:	Dave Whisler

/s/ Lance Juhas
Name:	Lance Juhas

/s/ Jim MacKenzie
Name:	Jim MacKenzie

/s/ Tom Vahle
Name:	Tom Vahle

/s/ Ronald Dee
Name:	Ron Dee

/s/ Lou Rios
Name:	Lou Rios

/s/ Justin J. Stratford
Name:	Justin Stratford

/s/ Michael Mosser
Name:	Michael Moser

/s/ Bret Adams
Name:	Bret Adams

/s/ Laura Tappen
Name:	Laura Tappen

/s/ Karen Brennan
Name:	Karen Brennan

/s/ Vernessa N. Gates
Name:	Vernessa Gates

/s/ David Petrill
Name:	David Petrill